EXHIBIT 10.4
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 18, 2021 (the “First Amendment Closing Date”), is by and among T-MOBILE AIRTIME FUNDING LLC, as Transferor, T-MOBILE PCS HOLDINGS LLC (“T-Mobile PCS Holdings”), in its individual capacity and as servicer, T-MOBILE US, INC. (“TMUS”), as a Performance Guarantor, T-MOBILE USA, INC. (“TMUSA”), as a Performance Guarantor, THE TORONTO-DOMINION BANK, as Administrative Agent for the Owners and as a Committed Purchaser and a Funding Agent, ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser and a Funding Agent, MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser, SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser and a Funding Agent, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Committed Purchaser and a Funding Agent, and MUFG BANK (EUROPE) N.V., GERMANY BRANCH, as a Committed Purchaser and a Funding Agent.
RECITALS:
WHEREAS, the parties hereto are parties to the Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 2, 2021 (the “Existing MPRA” and, as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “MRPA”); and
WHEREAS, the parties hereto wish to amend the Existing MRPA, as set forth in this Amendment, to revise certain limits with respect to EPS/HPP Receivables;
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01.Capitalized Terms. Capitalized terms used in this Amendment (including in the introductory paragraph and the recitals) and not otherwise defined herein shall have the meanings ascribed thereto in the Existing MRPA.
ARTICLE 2

AMENDMENTS
Section 2.01.Amendments to the Existing MRPA. The parties hereto hereby agree, subject to the terms and conditions set forth herein and in reliance on the representations,

warranties, covenants and agreements contained herein, that, effective as of the First Amendment Closing Date, the Existing MRPA shall be amended as follows:
(a)Section 1.1 of the Existing MRPA shall be amended to add the following new definition of “EPS/HPP Cap Increase Notice” immediately after the definition of “Eligible Servicer” therein:
“EPS/HPP Cap Increase Notice” shall mean a notice issued by the Servicer to the Administrative Agent and the Funding Agents informing them of the Servicer’s election to increase the limit on the aggregate Nominal Value of EPS/HPP Receivables that may become part of the EPS/HPP Program during any Collection Period to the lesser of (x) $20,000,000 and (y) 1.00% of the Projected Pool Balance.
(b)The definition of “Monthly Report” in Section 1.1 of the Existing MRPA shall be deleted in its entirety and replaced with the following:
“Monthly Report” shall mean, collectively, (1) a report prepared by the Servicer in substantially the form of Exhibit E-1 hereto in the case of the initial Monthly Report following the Amendment and Restatement Closing Date and in substantially the form of Exhibit E-2 hereto in the case of all subsequent Monthly Reports and (2) a transmittal document to include additional statistical information setting forth the aggregate Nominal Value of, and the aggregate amount of Dilutions that occurred with respect to, Transferred Receivables that became EPS/HPP Receivables during the related Collection Period and whether such aggregate Nominal Value exceeded the lesser of (x) $10,000,000 (or, after the delivery of an EPS/HPP Cap Increase Notice (if applicable), $20,000,000) and (y) 1.00% of the Projected Pool Balance.
(c)Section 2.22(c) of the Existing MRPA shall be deleted in its entirety and replaced with the following:
The Servicer shall not permit any portion of any Receivable to become an EPS/HPP Receivable during any Collection Period to the extent that the aggregate Nominal Value of all EPS/HPP Receivables that become part of the EPS/HPP Program during such Collection Period (determined immediately prior to the time such amounts became EPS/HPP Receivables) would exceed the lesser of (x) $10,000,000 and (y) 1.00% of the Projected Pool Balance, unless the Servicer has issued an EPS/HPP Cap Increase Notice to the Administrative Agent and each of the Funding Agents by no later than the Determination Date related to such Collection Period. If an EPS/HPP Cap Increase Notice has been issued by the Servicer, the limit on the aggregate Nominal Value of EPS/HPP Receivables that may become part of the EPS/HPP Program during any Collection Period will be increased to the lesser of (x) $20,000,000 and (y) 1.00% of the Projected Pool Balance. Any failure of the Servicer to issue an EPS/HPP Cap Increase Notice on or before the Determination Date related to a Collection Period during which the

$10,000,000 EPS/HPP limit was exceeded shall be deemed a breach of a covenant in this Agreement that has an Adverse Effect on the interest of any Funding Agent or any Owner for purposes of Section 7.1(g). The Servicer will include the amount of EPS/HPP Receivables with respect to each Collection Period in the related Monthly Report. In the event of an increase of the EPS/HPP limit on the aggregate Nominal Value of EPS/HPP Receivables that may become part of the EPS/HPP Program during any Collection Period to the lesser of (x) $20,000,000 and (y) 1.00% of the Projected Pool Balance, (i) the Servicer shall thereafter be required to determine the amount of Transferred Receivables which become EPS/HPP Receivables no less frequently than weekly and (ii) any breach of the $20,000,000 EPS/HPP limit during any Collection Period shall be deemed a breach of a covenant in this Agreement that has an Adverse Effect on the interest of any Funding Agent or any Owner for purposes of Section 7.1(g).
ARTICLE 3

EFFECTIVENESS; RATIFICATION
Section 3.01Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on each of the parties hereto and their respective successors and assigns, as of the First Amendment Closing Date, upon the execution and delivery to the Administrative Agent and each Funding Agent of counterparts of this Amendment executed by each of the parties hereto.
Section 3.02Incorporation; Ratification.
(a)On and after the First Amendment Closing Date this Amendment shall be a part of the MRPA and each reference in the MRPA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the MRPA shall mean and be a reference to such MRPA as previously amended, and as amended, modified and consented to hereby.
(b)Except as expressly provided herein, the MRPA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)After giving effect to this Amendment, the Performance Guaranty shall remain in full force and effect.
ARTICLE 4

MISCELLANEOUS
Section 4.01Representations and Warranties.

(a)The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the MRPA are true and correct in all material respects as of the date hereof.
(b)T-Mobile PCS Holdings hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the MRPA are true and correct in all material respects as of the date hereof.
(c)Each of TMUS and TMUSA hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the MRPA are true and correct in all material respects as of the date hereof.
Section 4.02No Other Amendments or Consents; Status of MRPA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment, waiver or consent to any other term or provision of the Existing MRPA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment, consent or waiver of any kind under or in connection with the MRPA or entitle the Transferor to receive any such amendment, consent or waiver under the MRPA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the MRPA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the MRPA or Related Documents.
Section 4.03Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.04Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
[Signatures on Following Page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE AIRTIME FUNDING LLC,
as Transferor

By:     /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
Title:    Senior Vice President, Treasury & Treasurer

T-MOBILE PCS HOLDINGS LLC,
in its individual capacity and as Servicer

By:     /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
Title:    Senior Vice President, Treasury & Treasurer

T-MOBILE US, INC.,
as Performance Guarantor

By:     /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
Title:    Senior Vice President, Treasury & Treasurer

T-MOBILE USA, INC.,
as Performance Guarantor

By:     /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
Title:    Senior Vice President, Treasury & Treasurer

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]

THE TORONTO-DOMINION BANK,
as Administrative Agent

By:     /s/ Jamie Giles
    Name: Jamie Giles
    Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Committed Purchaser

By:     /s/ Jamie Giles
    Name: Jamie Giles
    Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Funding Agent

By:     /s/ Jamie Giles
    Name: Jamie Giles
    Title: Managing Director

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:     /s/ Michael Guarda
    Name: Michael Guarda
    Title: Managing Director

By:     /s/ Roger Klepper
    Name: Roger Klepper
    Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Committed Purchaser

By:     /s/ Michael Guarda
    Name: Michael Guarda
    Title: Managing Director

By:     /s/ Roger Klepper
    Name: Roger Klepper
    Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Funding Agent

By:     /s/ Michael Guarda
    Name: Michael Guarda
    Title: Managing Director

By:     /s/ Roger Klepper
    Name: Roger Klepper
    Title: Managing Director

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Purchaser
By: MAF Receivables Corp., its Sole Member

By:     /s/ Lori Rezza
    Name: Lori Rezza
    Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Purchaser

By:     /s/ Gail Motonaga
    Name: Gail Motonaga
    Title: Executive Director

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Funding Agent

By:     /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as a Committed Purchaser

By:     /s/ Daniel Geflitter
    Name: Daniel Geflitter
    Title: Authorized Signatory

By:     /s/ Bjorn Reinecke
    Name: Bjorn Reinecke
    Title: Authorized Signatory

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as a Funding Agent

By:     /s/ Daniel Geflitter
    Name: Daniel Geflitter
    Title: Authorized Signatory

By:     /s/ Bjorn Reinecke
    Name: Bjorn Reinecke
    Title: Authorized Signatory

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]

MUFG BANK (EUROPE) N.V., GERMANY BRANCH,
as a Committed Purchaser

By:     /s/ Mark Selles
    Name: Mark Selles
    Title: CFO

By:     /s/ Maarten Rosenberg
    Name: Maarten Rosenberg
    Title: CRO-Deputy President

MUFG BANK (EUROPE) N.V., GERMANY BRANCH,.
as a Funding Agent

By:     /s/ Mark Selles
    Name: Mark Selles
    Title: CFO

By:     /s/ Maarten Rosenberg
    Name: Maarten Rosenberg
    Title: CRO-Deputy President

[Signature Page to First Amendment to Fifth A&R Master Receivables Purchase Agreement]